Filed Pursuant to Rule 497(d)




                             VAN KAMPEN UNIT TRUSTS


                         Supplement to the Prospectuses


   On October 19, 2009, Morgan Stanley & Co. Incorporated, the parent company of Van Kampen Investments Inc. (the "Sponsor"), announced that it had reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction ("Transaction") includes a sale of the unit investment trust business, including the Sponsor. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.


Supplement Dated: December 4, 2009